UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
May 10, 2005

(Date of Earliest Event Reported: May 6, 2005)

EL PASO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release dated May 10, 2005
Operating Statistics
Press Release dated May 6, 2005
Slide Presentation dated May 10, 2005

Item 2.02 Results of Operations and Financial Condition

     On May 10, 2005, we announced earnings results for the quarter ended March 31, 2005. We also made certain operating statistics available on our website at www.elpaso.com. A copy of our earnings release is attached as Exhibit 99.A and a copy of our operating statistics is attached as Exhibit 99.B The attached Exhibits are not filed, but are furnished to comply with Item 2.02 of Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 6, 2005, we announced that Jeffrey I. Beason, Senior Vice President and Controller of El Paso Corporation will be leaving the company. Mr. Beason has agreed to remain with the company through the filing of our 2005 financial statements to assist with any transition issues. A copy of the press release is attached hereto as Exhibit 99.C.

Item 7.01 Regulation FD Disclosure

     On May 10, 2005, we made a presentation to analysts and investors to provide a financial and operational update. A copy of the slide presentation is attached as Exhibit 99.D and is being furnished under this item solely for the purpose of complying with Regulation FD.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description
99.A	Press Release dated May 10, 2005.
99.B	Operating Statistics
99.C	Press Release dated May 6, 2005.
99.D	Slide Presentation dated May 10, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, El Paso Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller (Principal Accounting Officer)

Dated: May 10, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.A	Press Release dated May 10, 2005.
99.B	Operating Statistics
99.C	Press Release dated May 6, 2005.
99.D	Slide Presentation dated May 10, 2005.